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                                                                   Exhibit 10.25

                               FIRST AMENDMENT TO
                       PHILADELPHIA SUBURBAN WATER COMPANY

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                            FOR NICHOLAS DEBENEDICTIS

                           (Effective March 15, 1993)

                  WHEREAS, Philadelphia Suburban Water Company (the "Company") established the Philadelphia Suburban Water Company Supplemental Executive Retirement Plan for Nicholas DeBenedictis to provide for the payment of a supplemental retirement benefit to Mr. DeBenedictis; and

                  WHEREAS, the Company reserved the right to amend the Plan; and

                  WHEREAS, the Company desires to amend the Plan to calculate the benefit under this Plan as if Mr. DeBenedictis had not deferred any compensation under the Philadelphia Suburban Corporation Executive Deferral Plan;

                  NOW, THEREFORE, effective January 1, 1995, the Plan is hereby amended to read as follows:

                  1. Section 2.1 is hereby amended to read as follows:

                     2.1 Calculation of Benefit.

                         (a) Retirement. The Supplemental Benefit payable to the
Participant under this Plan upon his retirement from the Company on or after age 65 shall be equal to (i) the benefit that would be payable under the Retirement Plan if the Participant were fully vested in his benefit under the Retirement Plan, calculated as if the Participant had 25 Years of Service under the Retirement Plan on the date of retirement and had not deferred any compensation under the Philadelphia Suburban Corporation Executive Deferral Plan, and without taking into account the limitations of sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, less (ii) the benefit payable to the Participant under the Retirement Plan and the Excess Benefit payable to the Participant under the Excess Plan. All of the adjustments provided in the Retirement Plan shall be taken into account when computing the Supplemental Benefit.

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                         (b) Termination of Employment Prior to Retirement. The
Supplemental Benefit payable to the Participant under this Plan upon his termination of employment from the Company for any reason prior to age 65 shall be equal to (i) the benefit that would be payable under the Retirement Plan if the Participant were fully vested in his benefit under the Retirement Plan, calculated as if the Participant were credited with two years of benefit service for each of the first seven years of his actual service with the Company, plus one year of benefit service for each year of actual service after the seventh year of service and had not deferred any compensation under the Philadelphia Suburban Corporation Executive Deferral Plan, and without taking into account the limitations of sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, less (ii) the benefit payable to the Participant under the Retirement Plan and the Excess Benefit payable to the Participant under the Excess Plan. All of the adjustments provided in the Retirement Plan shall be taken into account when computing the Supplemental Benefit.

                  2. Section 2.2 is hereby amended to read as follows:

                     2.2 Surviving Spouse Benefit. If the Participant dies prior to commencement of payment of his Supplemental Benefit, then a Surviving Spouse Benefit is payable to his Surviving Spouse as provided herein. If the Participant is entitled, or would be entitled except for the fact that he has not retired from the Company, to a Supplemental Benefit under Section 2.1(a), the Surviving Spouse Benefit shall be equal to (i) the Retirement Plan Surviving Spouse Benefit that would be paid to the Participant's Surviving Spouse if the Participant were fully vested in his benefit under the Retirement Plan, calculated as if the Participant had 25 Years of Service under the Retirement Plan and had not deferred any compensation under the Philadelphia Suburban Corporation Executive Deferral Plan, and without taking into account the limitations of sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, less (ii) the Retirement Plan Surviving Spouse Benefit and the Excess Surviving Spouse Benefit payable to the Surviving Spouse under the Excess Plan. In all other cases, the Surviving Spouse Benefit shall be equal to (i) the Retirement Plan Surviving Spouse Benefit that would be paid to the Participant's Surviving Spouse if the Participant were fully vested in his benefit under the Retirement Plan, calculated as if the Participant were credited with two years of benefit service for each of the first seven years of his actual service with the Company, plus one year

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of benefit service for each year of actual service after the seventh year of service and had not deferred any compensation under the Philadelphia Suburban Corporation Executive Deferral Plan, and without taking into account the limitations of sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, less (ii) the Retirement Plan Surviving Spouse Benefit and the Excess Surviving Spouse Benefit payable to the Surviving Spouse under the Excess Plan. All of the adjustments specified in the Retirement Plan shall be taken into account in computing the Surviving Spouse Benefit.

                  IN WITNESS WHEREOF, Philadelphia Suburban Water Company has caused these presents to be duly executed, under seal, as of this 5th day of November, 1996.

                                                     Philadelphia Suburban Water
                                                     Company

/s/ Patricia M. Mycek                                By:/s/ Roy H. Stahl
------------------------                                ------------------------
   Corporate Secretary

    [Corporate Seal]

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